Security Life of Denver Insurance Company

Supplement Dated December 7, 2020

This supplement updates certain information in your current prospectus. Please read this supplement carefully and keep it with your prospectus for future reference.

On December 18, 2019, Voya entered into a Master Transaction Agreement (the “Resolution MTA”) with Resolution Life U.S. Holdings Inc. (collectively with its affiliates, “Resolution Life US”) pursuant to which Resolution Life US will acquire Security Life of Denver Insurance Company (“SLD”) and several other subsidiaries and affiliates of SLD.  The sale of these legal entities along with certain reinsurance transactions will result in the disposition of substantially all of Voya’s individual life insurance and legacy non-retirement annuity businesses and related assets.  The transaction will NOT change the terms, features and benefits of your contract.

The transaction is expected to close in January of 2021, and is subject to conditions specified in the Resolution MTA, including the receipt of required regulatory approvals.  Additional information about the transaction can be found in the Current Report on Form 10-Q filed by Voya on November 12, 2020, with the Securities and Exchange Commission.

X.SLD-20A	December 2020